SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K /A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

September 11, 2015

Date of Report (Date of Earliest Event Reported)

EF Hutton America, Inc.

 (Exact name of registrant as specified in its charter)

Colorado	000-55175	20-8594615
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

77 Water Street, 7th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

(212) 742-5000

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 – Non-Reliance on Previously Issued Financial Statements

On September 11, 2015, the Company’s former independent auditor gave notice that the financial statements for the year ended December 31, 2013, as provided in the Form 10-K/A filed with the SEC on September 1, 2015, cannot be relied upon as the auditor did not grant the Company consent to include the 2013 audit in the filing.  The Board of Directors has agreed to refile the Form 10-K/A once consent has been granted.

Item 9.01 – Exhibits

EX 99.1 – Letter from Cutler and Co., LLC regarding the statements made in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

EF Hutton America, Inc.

By:      /s/ Christopher Daniels

Dated:

September 16, 2015

Christopher Daniels

Chief Executive Officer

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